SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  June 9, 1997

                           BALCOR PENSION INVESTORS
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-9198
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-2943462
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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North Capitol Office Buildings loan

In 1981, the Partnership funded a $4,140,000 loan (the "Loan") evidenced by a promissory note in the amount of $30,520,000 and collateralized by a wrap-around mortgage on the North Capitol Office Buildings, Washington, D.C. The principal amount of the Loan includes the principal amounts of two underlying first mortgage loans and two second mortgage loans (together, the "Underlying Loans"). The Loan matured in December 1995 and the borrower failed to make the principal payment due. Pursuant to a forbearance agreement executed in January 1996, the Partnership agreed not to exercise its rights against the borrower through March 1, 1996 while negotiations for repayment of the Loan continued. The borrower did not make the March 1996 monthly interest payment as required by the forbearance agreement and the Loan was placed in default. On March 22, 1996, the borrower commenced bankruptcy proceedings which are ongoing. The Partnership has received no interest or principal payments on the Loan since commencement of the bankruptcy action. As of June 1, 1997, the outstanding principal balance of the Loan was $30,444,000 and, the Partnership estimates that the outstanding principal balance of the Underlying Loans was approximately $21,500,000.

On June 9, 1997, the Partnership contracted to sell its interest in the Loan to an unaffiliated party, North Capitol Properties L.L.C., a Delaware limited liability company, for a sale price of $1,000,000. The sale closed on June 19, 1997. From the proceeds of the sale, the Partnership received $1,000,000 of proceeds, less closing costs. Neither the General Partner, any affiliate of the General Partner nor any third party received a brokerage commission in connection with the sale of the Loan. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Loan Purchase and Sale Agreement relating to the sale of the Partnership's interest in a loan collateralized by the North Capitol Office Buildings, Washington, D.C.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR PENSION INVESTORS

                    By:  Balcor Mortgage Advisors, an Illinois
                         general partnership, its general partner

                    By:  RGF-Balcor Associates, an Illinois
                         general partnership, a partner

                    By:  The Balcor Company, a Delaware
                         corporation, a partner

                    By:   /s/ Jerry M. Ogle
                         ------------------------------------
                              Jerry M. Ogle, Managing
                              Director and General Counsel

Dated:  June 24, 1997
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